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The following is a supplement to the Managed Accounts Services Portfolio Trust
(the "PACE Fund") prospectus dated October 16, 1996.

Dear PaineWebber PACE Investor:

Along with the investment counseling provided by your PaineWebber Investment Executive, a significant part of the services you receive within the PACE Program is the ongoing review and due diligence of the PACE Investment Managers.

As part of this process, on December 10, 1996, the PACE Board of Trustees agreed to hire Delaware Management Company, Inc. to subadvise the PACE Small/Medium Company Growth Equity Investments Portfolio, replacing Westfield Capital Management, who had subadvised the portfolio since its inception in August, 1995. Delaware Management Company, Inc. assumed management of the fund on December 17, 1996. The investment objectives of the portfolio remain the same.

DELAWARE MANAGEMENT COMPANY, INC.

Delaware Management Company is a member of The Delaware Group, a subsidiary of Lincoln National Corporation. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. The Delaware Group, located at One Commerce Square, Philadelphia, PA 19103, has approximately $32 billion under management including mutual fund and institutional clients. Delaware Management Company and its predecessors have been offering a wide array of investment services to clients since it was established in 1929.

A dedicated team of six professionals follows a fundamental, bottom-up approach to small company investing. Gerald S. Frey is primarily responsible for the day-to-day management of the Portfolio. Mr. Frey is a Vice President of Delaware. Prior to joining the Delaware Group in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management in New York. He has 20 years of experience in the money management business.

In making investment decisions for the Portfolio, Mr. Frey regularly consults with the other members of the team, William H. Miller, Judith R. Finger, John A. Heffern, Marshal T. Bassett, and Lori F. Wachs, as well as Wayne A. Stork. Mr. Stork is the Chairman, President, Chief

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Executive Officer and Chief Investment Officer of Delaware. Mr. Stork joined
Delaware in 1962 and has served in various executive capacities within the Delaware organization since then. Mr. Miller is a Vice President/Assistant Portfolio Manager. Prior to joining the Delaware Group in 1995, he worked as a Technology Analyst for Janney Montgomery Scott in Philadelphia and was an institutional salesman for Rutherford, Brown & Catherwood. Ms. Finger is a Vice President/Assistant Portfolio Manager. She joined the Delaware Group in 1995 from the New York-based Fred Alger Management, where she was an equity analyst for three years. Prior to that, she held positions with Chemical Bank and Dun & Bradstreet, in Mergers and Acquisitions. John A. Heffern, Vice President, joined Delaware in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit. Prior to that, he was a Principal and Senior Regional Bank Analyst at Alex, Brown & Sons. Marshall T. Bassett, Vice President, joined Delaware in 1997. In his most recent position, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. Ms. Wachs is an Assistant Vice President. She joined the Delaware Group in 1992 from Goldman Sachs & Company where she was an equity analyst for two years.

Also, please note that while the total fee paid by the portfolio remains the same, the allocation of the fee has changed. The fee paid to the sub-adviser has increased from an annual rate of 0.30% of the portfolio's average daily net assets to an annual rate of 0.40% of the portfolio's average daily net assets. The fee retained by the manager has decreased from an annual rate of 0.30% of the portfolio's average daily net assets to an annual rate of 0.20% of the portfolio's average daily net assets.

We believe that Delaware Management Company will be a worthy addition to the PACE Program. If you have any questions or would like additional information, please contact your Investment Executive.

Please retain this supplement with your PACE Fund prospectus for future reference.

Sincerely,

/s/ Eric T. Jones
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Eric T. Jones
PACE Program Manager

Dated: May 8, 1997